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                                                                   Exhibit 10.34


      SECURITY AGREEMENT (this "Agreement"), dated as of March 11, 2002, by and between AMERICOLD LOGISTICS, LLC, a Delaware limited liability company (the "Debtor"), and VORNADO OPERATING L.P., a Delaware limited partnership (the "Secured Party").

                                   WITNESSETH:

      WHEREAS, Debtor is indebted to Secured Party in the principal amount of SIX MILLION DOLLARS ($6,000,000), which indebtedness is evidenced by a promissory note, dated as of the date hereof (the "NOTE"), executed by Debtor in favor of the Secured Party.

      WHEREAS, to secure its payment of said indebtedness, and to induce the Secured Party to extend said indebtedness, the Debtor has agreed to grant to the Secured Party a security interest in certain collateral, on the terms and conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows

      Section 1. Grant of Security Interest. Debtor hereby grants to the Secured Party, in order to secure the payment when due, whether by acceleration or otherwise, of all of the obligations of the Debtor under the Note, a security interest in and assignment of, and agrees and acknowledges that the Secured Party has and shall continue to have a security interest in and assignment of, any and all of the following property of the Debtor, whenever acquired or arising and wherever located (together, the "Collateral"):

            ALL ACCOUNTS, ACCOUNTS RECEIVABLE, CONTRACT RIGHTS, INSTRUMENTS, NOTES, DRAFTS, ACCEPTANCES, DOCUMENTS, CHATTEL PAPER, ANY RIGHT OF THE DEBTOR TO PAYMENT FOR GOODS SOLD OR LEASED OR FOR SERVICES RENDERED, WHETHER OR NOT EARNED BY PERFORMANCE, AND ALL OTHER FORMS OF OBLIGATIONS OWING TO THE DEBTOR, AND ALL OF THE DEBTOR'S RIGHTS TO ANY MERCHANDISE OR OTHER GOODS (INCLUDING WITHOUT LIMITATION ANY RETURNED OR REPOSSESSED GOODS AND THE RIGHT OF STOPPAGE IN TRANSIT) WHICH IS REPRESENTED BY, ARISES FROM OR IS RELATED TO ANY OF THE FOREGOING, WHETHER NOW OWNED OR EXISTING OR HEREAFTER CREATED, ACQUIRED OR ARISING, AND HOWEVER EVIDENCED OR ACQUIRED, OR IN WHICH THE DEBTOR NOW HAS OR HEREAFTER ACQUIRES ANY RIGHTS; AND ALL THE DEBTOR'S RIGHTS TO PROCEEDS FROM THE FOREGOING, INCLUDING PROCEEDS OF ANY INSURANCE, INDEMNITY, WARRANTY OR GUARANTY WITH RESPECT THERETO

Anything herein to the contrary notwithstanding, Debtor shall remain liable under the contracts and agreements included in the Collateral to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed.

      Section 2. Perfection. Debtor authorizes the Secured Party to give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable, in the judgment of Secured Party, to create, preserve, perfect
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or validate the security interest granted pursuant to this Agreement or to enable Secured Party to exercise and enforce its rights hereunder with respect to such security interest.

      Section 3. Other Security Interest. This Agreement is subordinate to any other pledge, financing arrangement, or security agreement in effect on, or before, the date hereto, and no security interest or pledge is conveyed hereby if and to the extent of doing so would cause the Debtor to be in default of any other agreement. The security interest created by this Agreement will be subordinate to any additional interest placed on the Collateral after the date hereof, only to the extent the value of the Collateral exceeds the amount secured hereby.

      Section 4. Collateral Information. Debtor shall promptly deliver to Secured Party a list setting forth such information regarding any of the Collateral as may reasonably be requested from time to time by Secured Party.

      Section 5. Event Of Default. The failure of the Debtor to make full and prompt payment of amounts owed on the Note in accordance with its terms shall constitute an "Event of Default" hereunder. The failure of the Debtor to perform obligations under this Agreement, after notice and reasonable time to cure, shall constitute an "Event of Default" hereunder.

      Section 6. Cost of Performance. The cost of enforcement in any suit, proceeding or action brought by the Secured Party arising from enforcement of the terms of the Note or this Agreement shall be secured by the lien on the Collateral.

      Section 7. Rights of Secured Party upon Default.

      If an Event of Default shall have occurred and be continuing, Secured Party's rights and remedies with respect to the Collateral shall be those of a secured party under the UCC and under any other applicable law, as the same may from time to time be in effect, in addition to those rights granted herein.

      Upon the occurrence of an Event of Default and during its continuance, but only during such continuance, Secured Party may, but shall be under no obligation to, from time to time:

                  (i) notify parties obligated on any of the Collateral to make payment to Secured Party of any amounts due or to become due thereunder;

                  (ii) receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral; and/or

                  (iii) demand, sue for, collect or otherwise enforce collection of any of the Collateral.

      Upon the occurrence of an Event of Default and during its continuance, but only during such continuance, unless requested to do so by and on behalf of Secured Party, Debtor will not demand or receive any income from, interest or other payment in respect of the Collateral, and if Debtor receives any such income, interest or payment, without any demand by Secured Party, the


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same shall be held by Debtor in trust for Secured Party in the same form as received, shall not be commingled with any assets of Debtor and shall be delivered to Secured Party in the form as received, properly endorsed to permit collection, not later than the next business day following the day of its receipt; provided, however, that, at any time after the occurrence and during the continuance of an Event of Default, Debtor shall, upon the request of Secured Party, instruct all account debtors and other persons obligated in respect of any of the Collateral to make all payments in respect of such Collateral to an account designated by Secured Party.

      Section 8. No Waiver. No failure on the part of Secured Party to exercise, and no course of dealing with respect to, and no delay in exercising, any right , power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Secured Party of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

      Section 9. Release of Collateral. The security interest in and lien upon Debtor's right, title and interest in and to the Collateral shall be released upon full satisfaction of all of the obligations of Debtor under the Note and hereunder.

      Section 10. Further Assurances. Debtor agrees that, from time to time upon the request of Secured Party, it will execute and deliver such further documents and take such other action as Secured Party may reasonably request in order fully to effect the purposes of this Agreement, including, without limitation, executing and delivering such documents as are necessary to perfect, confirm and assure Secured Party's security interest in the Collateral and to assist Secured Party's realization thereof.

      Section 11. Definitions. Except as otherwise expressly defined herein, all terms used herein that are defined in the Uniform Commercial Code as in effect from time to time in the State of New York (the "UCC") have the same meaning as in the UCC.

      Section 12. Continuing Agreement. This is a continuing agreement and shall remain in full force and effect and shall be binding upon Debtor, its successors and assigns until such time as payment of all of the obligations of Debtor under the Note shall have been paid in full.

      Section 13. Notices. All notices made upon any party to this Agreement shall be in writing addressed as follows:

If to Secured Party:       VORNADO OPERATING L.P., a Delaware limited
        partnership, at 210 Route 4, Paramus, NJ 07652

If to Debtor:              AMERICOLD LOGISTICS, LLC, a Delaware limited
        liability company, at 10 Glenlake Parkway, Suite 800, Atlanta, GA 30328



Section 14. Governing Law; Jurisdiction; Waiver of Jury Trial.


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      This Agreement is governed by, and shall be construed in accordance with, the laws of the State of NewYork.

      SECURED PARTY AND DEBTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM HEREIN.

      Section 15. Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of Secured Party in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

      Section 16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


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      IN WITNESS WHEREOF, the parties have hereunto signed their names in the space provided below.

                                        AMERICOLD LOGISTICS, LLC

                                        By  /s/ J.C. Daiker
                                           -------------------------------------
                                           Name: Jonathan C. Daiker
                                           Title: Chief Financial Officer

                                        VORNADO OPERATING L.P.

                                        By  /s/ Joseph Macnow
                                           -------------------------------------
                                           Name: Joseph Macnow
                                           Title: Chief Financial Officer



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